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                                                               EXHIBIT 10.36

                              BCP FUNDING, LLC
                       c/o Boston Capital Corporation
                              One Boston Place
                           Boston, MA  02180-4405


                                                          March 11, 2005


BOSTON CAPITAL REAL ESTATE INVESTMENT TRUST, INC.
c/o Boston Capital Corporation
One Boston Place
Boston, MA  02180-4405

                          RE:  REQUEST TO EXTEND MATURITY DATE

Ladies and Gentlemen:

    Please consider this formal written notice that the Lender hereby grants borrower's request to extend the Maturity Date of the Loan for an additional period from May 31, 2005 to January 1, 2006.

    All capitalized terms used herein shall have the meanings defined in the Loan Agreement.

                                            Very truly yours,

                                            BCP Funding, LLC


                                            By:    /s/ Jeffrey H. Goldstein
                                                   ------------------------
                                            Name:  Jeffrey H. Goldstein
                                            Title: President